October 11, 2001

                 DREYFUS 100% U.S. TREASURY MONEY MARKET FUND
                 DREYFUS U.S. TREASURY INTERMEDIATE TERM FUND
                      DREYFUS U.S. TREASURY LONG TERM FUND

          SUPPLEMENT TO COMBINED STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 1, 2001

      THE FOLLOWING SUPPLEMENTS AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION.

      The Term Funds and the Manager have received an exemptive order from the Securities and Exchange Commission which, among other things, permits each Term Fund to use cash collateral received in connection with lending the Term Fund's securities, and other uninvested cash, to purchase shares of one or more registered money market funds advised by the Manager in excess of the limitations imposed by the Investment Company Act of 1940, as amended (the "1940 Act").

      INVESTMENT COMPANIES. (Term Funds only) Each Term Fund may invest in securities issued by other investment companies. Under the 1940 Act, each Term Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company,
(ii) 5% of the Term Fund's total assets with respect to any one investment company and (iii) 10% of the Term Fund's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. Each Term Fund also may invest its uninvested cash reserves, or cash it receives as collateral from borrowers of its portfolio securities in connection with the Term Fund's securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above, except that a Term Fund's aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets. See "Lending Portfolio Securities."

      LENDING PORTFOLIO SECURITIES. (Term Funds only) Each Term Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Term Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Term Fund also has the right to terminate a loan at any time. The Term Fund may call the loan to vote proxies if a material issue affecting the Term Fund's investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Term Fund's total assets. The Term Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Term Fund a loan premium fee. If the collateral consists of cash, the Term Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. The Term Fund may participate in a securities lending program operated by Mellon Bank, N.A., as lending agent (the "Lending Agent"). The Lending Agent will receive a percentage of the total earnings of the Term Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Term Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Term Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Term Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments of short maturity.

      INVESTMENT RESTRICTIONS. - Intermediate Term Fund and Long Term Fund Investment restriction number 9 is deleted for both Term Funds.